File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)
The GCG Trust


                      Prospectus Supplement

                          July 9, 1997


                        Supplement to the
               Prospectuses dated May 1, 1996 for

                          The GCG Trust


     On July 7, 1997, Equitable of Iowa Companies ("Equitable of Iowa") and ING Groep, N.V. ("ING") entered into a definitive merger agreement providing for Equitable of Iowa to become a wholly owned subsidiary of ING in a transaction expected to occur in the fourth quarter of this year. Equitable of Iowa is the corporate parent of Directed Services, Inc. ("DSI"), the manager and distributor of The GCG Trust, and Equitable Investment Services, Inc. ("EISI"), a portfolio manager to the Liquid Assets Series, the Limited Maturity Bond Series and the Market Manager Series of The GCG Trust. ING, headquartered in the Netherlands, is a global financial services holding company with over $275 billion in assets and another $50 billion in third-party assets under management. Consummation of the acquisition, which is subject to a number of conditions including customary regulatory approvals, will likely result in the termination of the management agreement between DSI and The GCG Trust and the portfolio management agreements among DSI, The GCG Trust and each of The GCG Trust's portfolio managers. It is expected that The GCG Trust's Board of Trustees will consider before that time new agreements with DSI and the portfolio managers, including EISI, in respect of the Trust and its Series. Any such agreements, which will likely be substantially identical to the current agreements, would be subject to approval by shareholders of The GCG Trusts.



This supplement should be retained with your Prospectus for The
GCG Trust.



IN 3058 GCG Trust 7/97